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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                        Date of Report: December 19, 2005

                               OUTLOOK GROUP CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                       000-18815             39-1278569
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(State or other jurisdiction             (Commission        (I.R.S. Employer
of incorporation)                        File Number         Identification No.)

1180 American Drive, Neenah, Wisconsin               54956
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(Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-2333


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

On December 19, 2005, Outlook Group Corp. announced its results for the second quarter of fiscal 2006, ended November 27, 2005. A copy of Outlook Group Corp.'s related press release is furnished to the Commission by attaching it as Exhibit
99.1 to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 20, 2005                 OUTLOOK GROUP CORP.
                                        (Registrant)

                                        By: /s/ Paul M. Drewek
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                                            Paul M. Drewek
                                            Chief Financial Officer

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